[EXECUTION COPY]

                                 AMENDMENT NO. 1
                                       TO
                           SECOND AMENDED AND RESTATED
                     REVOLVING CREDIT AND SECURITY AGREEMENT



         AMENDMENT NO. 1, dated as of May 11, 2002 (this "Amendment") to the Second Amended and Restated Revolving Credit and Security Agreement, dated November 30, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among SALANT CORPORATION, a Delaware corporation ("Salant"), SALANT HOLDING CORPORATION, a Delaware corporation
("Holding",  and  together  with Salant,  collectively,  the  "Borrowers"),  the lenders party thereto (collectively, the "Lenders"), including THE CIT GROUP/COMMERCIAL SERVICES, INC. ("CIT"), the sole Lender as of the date hereof, and CIT, as agent, for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrowers have requested that the Agent and the Lenders agree to extend the term and amend certain provisions of the Credit Agreement; and

         WHEREAS, the Agent and the Lenders have agreed to extend the term and make such amendments to the Credit Agreement upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, the parties hereto agree as follows:

         1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have their respective meanings as defined in the Credit Agreement.

         2. Amendment of Section 1. Section 1 of the Credit Agreement is hereby amended by adding the following new Sections 1.7(A), 1.7(B), 1.7(C), 1.25(A), 1.25(B) and 1.79(A):

     "1.7(A) 'Amendment No. 1' shall mean Amendment No. 1 to Second Amended and Restated Revolving Credit and Security Agreement, dated as of May 11, 2002, executed by and among Agent, Lenders and Borrowers and consented to by the Guarantors."

     "1.7(B) 'Amendment No. 1 Effective Date' shall mean May 11, 2002.

     "1.7(C) 'Availability' shall mean, as of any date, the amount, if any, by which (i) the aggregate amount available to the Borrowers under the Lending Formulas, not to exceed the Maximum Credit, exceeds (ii) the aggregate principal amount of the Loans and Letter of Credit Accommodations outstanding and any reserves established pursuant to Section 3.3."

     "1.25(A) 'Consolidated Working Capital' shall mean, as of any date, the amount by which total current assets exceed total current liabilities, determined on a consolidated basis, for Salant and its Subsidiaries in accordance with GAAP."

     "1.25(B) 'Contract Year' shall mean the consecutive twelve (12) month period commencing May 11, 2002 and each consecutive twelve (12) month period or portion thereof immediately thereafter during the term hereof."

     "1.79(A) 'Prime Rate Loans' shall mean any Loans or portion thereof on which interest is payable based on the Prime Rate in accordance with the terms hereof."

         3. Amendment of Section 1.51. The definition of "Interest Rate" is hereby amended by replacing the phrase " 'Interest Rate' shall mean as to Prime Rate Loans, a rate of one-quarter (.25%) percent per annum in excess of the Prime Rate" set forth in such definition with the phrase " 'Interest Rate' shall mean as to Prime Rate Loans, a rate equal to the Prime Rate".

         4. Amendment of Section 1.79. The definition of " Prime Rate" is hereby amended by replacing "The Chase Manhattan Bank" wherever set forth therein with "JPMorgan Chase Bank".

         5. Amendment of Section 3. Section 3 of the Credit Agreement is hereby amended by adding the following new Section 3.14:

     "3.14 'Clean-Up' Borrowers shall reduce the aggregate amount of Loans outstanding to $0 for thirty (30) consecutive days during each Contract Year, provided, that any Loan arising during such thirty (30) day period out of a Letter of Credit Accommodation, or any charge or fee, which Loan is repaid in full by the close of the Business Day next following the day on which such Loan is made shall not constitute a breach of this Section 3.14."

         6. Amendment of Section 3.2(b). Section 3.2(b) of the Credit Agreement is hereby amended by adding the following at the end thereof:

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                  "Effective  as  of  the   Amendment  No.  1  Effective   Date,
                  notwithstanding anything to the contrary contained in Schedule 3.2(b) hereto, letter of credit fees payable upon negotiation or payment of documentary letters of credit shall be payable in respect of the first Fifty Million Dollars ($50,000,000) of documentary letters of credit negotiated or paid in each Contract Year. Effective as of the Amendment No. 1 Effective Date, Schedule 3.2(b) hereto shall be deemed amended in accordance with the preceding sentence and, except as so amended, shall remain in full force and effect in accordance with its terms."

         7. Amendment of Section 3.7. Section 3.7 of the Credit Agreement is amended by replacing the phrase "an unused line fee at a rate equal to one-quarter of one percent (.25%) per annum" with the phrase "an unused line fee at a rate equal to one-fifth of one percent (.20%) per annum".

         8. Amendment of Section 3.8. Section 3.8 of the Credit Agreement is amended by replacing the phrase "a collateral management fee in an amount equal to $8,333 for each month (or part thereof)" with the phrase "a collateral management fee in an amount equal to $4,000 for each month (or part thereof)".

         9. Amendment of Section 3.9. Section 3.9 of the Credit Agreement is amended by deleting it in its entirety and replacing it with the following new
Section 3.9:

                           "Section 3.9 Agency Fee. As  compensation  for acting
                  as Agent and administering the Credit Facility for the benefit of Borrowers and Lenders, Borrowers shall pay to the Agent, for its own account, an agency fee for each month (or part thereof) during the term hereof, as follows:

                           (a) $3,125,  if, after the  Amendment No. 1 Effective
                  Date, the total of the Loans outstanding plus the face amount of Letter of Credit Accommodations issued under the Credit Facility exceeds $50,000,000 in the aggregate at the end of any month (other than the months of July, August and September), such payment to commence the month next following the end of such month; or

                           (b) $6,250,  if, after the  Amendment No. 1 Effective
                  Date, the total of the Loans outstanding plus the face amount of Letter of Credit Accommodations issued under the Credit Facility exceeds $60,000,000 in the aggregate at the end of any month (other than the months of July, August and September), such payment to commence the month next following the end of such month.

All agency fees shall be fully earned and payable monthly in advance on the first day of each month that such fee is payable, except that with respect to the first month for which such agency fee is payable, such agency fee shall be payable in arrears on the first day of the immediately following month.

         10. Amendment of Section 7.6. Section 7.6 of the Credit Agreement is hereby amended by adding the following at the end thereof:

                  "In the event that, with the prior written consent of Lenders, either Borrower acquires assets and/or stock of another Person for an aggregate Purchase Price in excess of $1,000,000 ("Material Acquisition") then, after such Borrower has taken title to the property acquired in any such Material Acquisition, the Lenders will give consideration to adjusting, in their discretion, the dollar amount(s)/ratio set forth in (i) Section 3.14 Clean-Up; (ii) Section
         7.21 Consolidated Tangible Net Worth, (iii) Section 7.22 Minimum Pre-Tax Income, (iv) Section 7.23 Minimum Interest Coverage Ratio, and/or Section 7.23(A) Consolidated Working Capital. In the case of Consolidated Working Capital, Lenders will also give consideration to establishing, in their discretion, revised minimum Consolidated Working Capital amounts for fiscal 2003 and thereafter based upon Salant projections for such periods submitted to Agent and acceptable to Lenders."

         11. Amendment of Section 7.8. Section 7.8 of the Credit Agreement is hereby amended by adding the following at the end of clause (i) thereof:

                  "provided, however, that each Borrower may pay such dividends if (w) at the time of any such payment, no Event of Default has occurred and is continuing or would result from the making of such payment, (x) after giving effect to any such payment, Availability equals or exceeds $15,000,000, (y) the aggregate amount of such dividends paid to shareholders of Salant in respect of any fiscal year does not exceed fifty percent (50%) of Salant's consolidated net income for such fiscal year, and
                  (z) such dividends are declared not later than 180 days after the fiscal year in respect of which such consolidated net income is earned,"

         12. Amendment of Section 7.21. Section 7.21 of the Credit Agreement is amended by deleting it in its entirety and replacing it with the following new
Section 7.21:

                           "Section  7.21.   Consolidated  Tangible  Net  Worth.
                  Salant shall maintain as of the end of each fiscal quarter, during each period set forth below, Consolidated Tangible Net Worth in an amount not less than the amount set forth below opposite each such period:


                                                           Minimum Consolidated
                       Period                               Tangible Net Worth

 Beginning of the first fiscal quarter of 2002
 through the end of the third fiscal quarter of 2002           $65,000,000

 Beginning of the fourth fiscal quarter of 2002
 through the end of the third fiscal quarter of                $70,000,000
 2003

 Beginning of the fourth fiscal quarter of  2003
 and thereafter                                                $80,000,000"

         13. Amendment of Section 7.22. Section 7.22 of the Credit Agreement is amended by deleting it in its entirety and replacing it with the following new Section 7.22:

                           "Section 7.22 Minimum Pre-Tax Income.  Salant and its
                  Subsidiaries shall achieve cumulative pre-tax income of not less than (i) $0 for the twelve month period ending at the end of the third fiscal quarter of 2002, (ii) $3,000,000 for each twelve month period through the end of each fiscal quarter beginning with the fourth fiscal quarter of 2002 and ending with the third fiscal quarter of 2003 and (iii) $5,000,000 for each twelve month period through the end of each fiscal quarter beginning with the fourth fiscal quarter of 2003, and thereafter. Notwithstanding anything to the contrary contained in this Section 7.22, write-offs by Salant for intangible assets (including, without limitation, trademarks and goodwill) which Salant would otherwise be required to include in the determination of Salant's pre-tax loss or income under this Section 7.22 shall be excluded from such determinations."

         14. Amendment of Section 7.23. Section 7.23 of the Credit Agreement is amended by deleting it in its entirety and replacing it with the following new
Section 7.23:

                           "Section 7.23 Minimum Interest Coverage Ratio. Salant
                  shall not permit the ratio of (a) consolidated net income (including royalty income) from continuing operations (excluding any unusual or non recurring items of income or expense) before interest and taxes of Salant and its Subsidiaries, to (b) consolidated interest expense (including all imputed interest on Capitalized Lease Obligations) of Salant and its Subsidiaries, to be less than (i) 2:1 for the nine month period ending at the end of the third fiscal quarter of 2002, and (ii) 3:1 for the twelve month period ending at the end of the fourth fiscal quarter of 2002 and for each twelve month period through the end of each fiscal quarter thereafter."

         15. Amendment of Section 7. Section 7 of the Credit Agreement is hereby amended by adding the following new Section 7.23 (A):

                           "Section  7.23  (A)  Consolidated   Working  Capital.
                  Salant shall maintain, as of the end of each fiscal quarter and thereafter as set forth below, Consolidated Working Capital in an amount not less that the amount set forth below opposite each such period:


                                                          Minimum Consolidated
                         Period                              Working Capital

   Second Quarter of 2002                                      $45,000,000

   Third Quarter of 2002                                       $50,000,000

   Fourth Quarter of 2002 and thereafter                      $55,000,000"

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         16.  Amendment  of  Section  10.1(a).  Section  10.1(a)  of the  Credit
Agreement is hereby amended by replacing the phrase "a term ending May 11, 2002 (the 'Renewal Date') and from year to year thereafter" with the phrase "a term ending May 11, 2005 (the 'Renewal Date') and from year to year thereafter".

         17. Amendment of Section 10.1(e). Section 10.1(e) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following new Section 10.1(e):

                           "(e) If this Agreement terminates upon the occurrence
                  of an Event of Default or at the request of Salant and such termination is effective after May 11, 2002 but on or prior to May 11, 2004, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of the lost profits of Agent and Lenders as a result thereof, Borrowers hereby agree to pay to Agent for the ratable benefit of Lenders, upon the effective date of such termination, an early termination fee in an amount equal to one (1%) percent of the average aggregate daily balance of Loans and Letter of Credit Accommodations outstanding for the twelve (12) month period prior to the Termination Date. Such early termination fee shall be presumed to be the amount of damages sustained by said early termination and each Borrower agrees that it is reasonable under the circumstances currently existing. The early termination fee provided for in this Section 10.1 shall be deemed included in the Obligations."

         18. Representations and Warranties Construction. Each of the Borrowers hereby represents and warrants to the Agent and the Lenders that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of each of the Borrowers and will not violate the certificates of incorporation or by-laws of any of the Borrowers, (b) this Amendment is the legal, valid, binding and enforceable obligation of each of the Borrowers and is enforceable against it in accordance with its terms, (c) the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and for changes therein permitted or contemplated by the Credit Agreement, and (d) no Event of Default under the Credit Agreement has occurred and is continuing.

         19. Conditions Precedent. This Amendment shall be effective upon the satisfaction of each of the following conditions precedent:

                  (a) The Agent shall have received an original of this Amendment, duly authorized, executed and delivered by each of the Borrowers, each of the Guarantors, the Agent and each of the Lenders.

                  (b) No Event of Default shall have occurred and be continuing.

                  (c) The Agent shall have received an original of the Consent of Guarantors, which immediately follows this Amendment, duly authorized, executed and delivered by each of the Guarantors.

         20.      Effect on the Financing Agreements.

                  (a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other Financing Agreements to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

                  (b)  Except  as  specifically   amended  herein,   the  Credit
Agreement and all other Financing Agreements shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Lender under any of the Financing Agreements, nor shall it constitute a waiver of any provision of any of the Financing Agreements.

          21. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of law). 22. Binding Agreement. This Amendment shall be a binding agreement upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

          23. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

                                           SALANT CORPORATION,
                                             as Borrower

                                           By:    /s/ Awadhesh K. Sinha
                                           Name:      Awadhesh K. Sinh
                                           Title:     COO, CFO & Secretary


                                           SALANT HOLDING CORPORATION,
                                             as Borrower

                                           By:    /s/ Awadhesh K. Sinha
                                           Name:      Awadhesh K. Sinh
                                           Title:     COO, Treasurer


                                           THE CIT GROUP/COMMERCIAL
                                             SERVICES, INC.,
                                             as Agent

                                           By:      /s/Charles M. Carbone
                                           Name:       Charles M. Carbone
                                           Title:      Vice President

                                           THE CIT GROUP/COMMERCIAL
                                             SERVICES, INC.,
                                             as Lender

                                           By:      /s/Charles M. Carbone
                                           Name:       Charles M. Carbone
                                           Title:      Vice President


                              CONSENT OF GUARANTORS


     Each of the undersigned, SALANT CORPORATION, SALANT HOLDING CORPORATION, CLANTEXPORT INC., FROST BROS. ENTERPRISES, INC., SLT SOURCING, INC., DENTON MILLS, INC., VERA LICENSING, INC., VERA MANUFACTURING, INC. and SALANT CANADA, INC., each a Guarantor, as defined in the Second Amended and Restated Revolving Credit and Security Agreement, dated as of November 30, 2001, by and among SALANT CORPORATION and SALANT HOLDING CORPORATION, as Borrowers, the financial institutions named therein, as Lenders, and The CIT Group/Commercial Services, Inc., as Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), as amended by Amendment No. 1 to Credit Agreement dated as of May 11, 2002 ("Amendment No. 1") to which this Consent of Guarantors is attached, hereby consents to Amendment No. 1 and to the matters contemplated thereby, and hereby confirms and agrees that its Guarantee, as defined in the Credit Agreement, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respect except that, on and after the effective date of Amendment No. 1, each reference in its Guarantee to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by Amendment No. 1.
         IN WITNESS WHEREOF, each of the undersigned has caused this Consent of Guarantors to be duly executed and delivered by its authorized officer as of this 11th day of May, 2002.

                                        SALANT CORPORATION,
                                          as Guarantor

                                        By:    /s/ Awadhesh K. Sinha
                                        Name:      Awadhesh K. Sinh
                                        Title:     COO, CFO & Secretary


                                        SALANT HOLDING CORPORATION,
                                          as Guarantor


                                        By:    /s/ Awadhesh K. Sinha
                                        Name:      Awadhesh K. Sinh
                                        Title:     COO, Treasurer


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                                      CLANTEXPORT INC.,
                                        as Guarantor


                                      By:    /s/ Awadhesh K. Sinha
                                      Name:      Awadhesh K. Sinh
                                      Title:     COO, Treasurer


                                      FROST BROS. ENTERPRISES, INC.,
                                        as Guarantor


                                      By:    /s/ Awadhesh K. Sinha
                                      Name:      Awadhesh K. Sinh
                                      Title:     COO, Treasurer

                                      SLT SOURCING, INC.,
                                       as Guarantor


                                      By:    /s/ Awadhesh K. Sinha
                                      Name:      Awadhesh K. Sinh
                                      Title:     COO, Treasurer


                                      DENTON MILLS, INC.,
                                        as Guarantor


                                      By:    /s/ Awadhesh K. Sinha
                                      Name:      Awadhesh K. Sinh
                                      Title:     COO, Treasurer


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                                              VERA LICENSING, INC.,
                                                as Guarantor


                                              By:    /s/ Awadhesh K. Sinha
                                              Name:      Awadhesh K. Sinh
                                              Title:     COO, Treasurer


                                              VERA MANUFACTURING, INC.,
                                                as Guarantor


                                              By:    /s/ Awadhesh K. Sinha
                                              Name:      Awadhesh K. Sinh
                                              Title:     COO, Treasurer


                                              SALANT CANADA INC.,
                                                as Guarantor


                                              By:    /s/ Awadhesh K. Sinha
                                              Name:      Awadhesh K. Sinh
                                              Title:     COO, Treasurer